Exhibit 10.33

JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

NOV 7, 2008

OUR L/C NO.: TPTS-688891

TO: SEI DAILY INCOME TRUST PRIME OBLIGATION FUND ATTN: TIM BARTO 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	APPLICANT: SEI INVESTMENTS COMPANY 1 FREEDOM VALLEY DRIVE OAKS, PA 19456

WE HAVE ESTABLISHED OUR IRREVOCABLE STANDBY LETTER OF CREDIT IN YOUR FAVOR AS DETAILED HEREIN SUBJECT TO ISP98

DOCUMENTARY CREDIT NUMBER:	TPTS-688891

FURTHER IDENTIFICATION:	ISSUE

DATE OF ISSUE:	NOVEMBER 7, 2008

BENEFICIARY:	SEI DAILY INCOME TRUST PRIME OBLIGATION FUND ATTN: TIM BARTO 1 FREEDOM VALLEY DRIVE OAKS, PA 19456

APPLICANT:	SEI INVESTMENTS COMPANY 1 FREEDOM VALLEY DRIVE OAKS, PA 19456

DATE AND PLACE OF EXPIRY:	NOVEMBER 6, 2009 AT OUR COUNTER

DOCUMENTARY CREDIT AMOUNT:	USD 6,000,000.00

AVAILABLE WITH:	JPMORGAN CHASE BANK, N.A. BY PAYMENT

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY

JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

NOV 7, 2008

OUR L/C NO.: TPTS-688891

EXTENDED WITHOUT AMENDMENT FOR ADDITIONAL 12 MONTH PERIODS FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE, UNLESS AT LEAST 30 DAYS PRIOR TO THE CURRENT EXPIRY DATE WE SEND NOTICE IN WRITING TO YOU VIA SWIFT, OR HAND DELIVERY AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO AUTOMATICALLY EXTEND THIS LETTER OF CREDIT FOR ANY ADDITIONAL PERIOD. UPON SUCH NOTICE TO YOU, YOU MAY DRAW ON US AT SIGHT FOR AN AMOUNT NOT TO EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE THEN-APPLICABLE EXPIRY DATE, BY YOUR SWIFT OR PRESENTATION OF YOUR DRAFT AND DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR OFFICIALS READING AS FOLLOWS: QUOTE

THE AMOUNT OF THIS DRAWING USD                                  UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NUMBER TPTS-688891 REPRESENTS FUNDS DUE US AS WE HAVE RECEIVED NOTICE FROM JPMORGAN CHASE BANK, N.A. OF THEIR DECISION NOT TO AUTOMATICALLY EXTEND LETTER OF CREDIT NUMBER TPTS-688891 AND THE UNDERLYING OBLIGATION REMAINS OUTSTANDING.

UNQUOTE

IN THE EVENT THIS LETTER OF CREDIT IS SUBSEQUENTLY AMENDED BY US TO RESCIND A NOTICE OF NON-EXTENSION AND TO EXTEND THE EXPIRY DATE HEREOF TO A FUTURE DATE, SUCH EXTENSION SHALL BE FOR THAT SINGLE PERIOD ONLY AND THIS LETTER OF CREDIT WILL NOT BE SUBJECT TO ANY FUTURE AUTOMATIC EXTENSIONS UNLESS OTHERWISE STATED.

ADDITIONAL DETAILS:

THIS LETTER OF CREDIT IS AVAILABLE WITH JPMORGAN CHASE BANK, N.A. AGAINST PRESENTATION OF YOUR DRAFT AT SIGHT DRAWN ON JPMORGAN CHASE BANK, N.A., WHEN ACCOMPANIED BY THE DOCUMENTS INDICATED HEREIN.

BENEFICIARY’S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS OFFICIALS READING AS FOLLOWS:

“THE AMOUNT OF THIS DRAWING, USD                                 , UNDER JPMORGAN CHASE BANK, N.A. LETTER OF CREDIT NO. TPTS-688891 REPRESENTS FUNDS DUE US AS SEI INVESTMENTS COMPANY HAS FAILED TO PAY A REQUIRED CONTRIBUTION AMOUNT AS REQUIRED BY THE CAPITAL SUPPORT AGREEMENT BETWEEN SEI INVESTMENTS COMPANY AND SEI DAILY INCOME TRUST PRIME OBLIGATION FUND.”

JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

NOV 7, 2008

OUR L/C NO.: TPTS-688891

ALL DEMANDS FOR PAYMENT RECEIVED ON A BUSINESS DAY AT OUR COUNTERS IN TAMPA, FLORIDA BY 11:00 A.M. EASTERN STANDARD TIME SHALL PROMPTLY BE HONORED BY US NO LATER THAN OUR CLOSE OF BUSINESS ON THE NEXT SUCCEEDING BUSINESS DAY PROVIDED SUCH PRESENTATION CONFORMS TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT.

IF SUCH DEMAND FOR PAYMENT IS MADE AFTER 11:00 A.M. EASTERN STANDARD TIME, PAYMENT TO YOU SHALL BE MADE NO LATER THAN OUR CLOSE OF BUSINESS ON THE SECOND SUCCEEDING BUSINESS DAY PROVIDED SUCH PRESENTATION CONFORMS TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT.

AS USED IN THIS LETTER OF CREDIT, “BUSINESS DAY” SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF NEW YORK ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE.

ALL CORRESPONDENCE AND ANY DRAWINGS HEREUNDER ARE TO BE DIRECTED TO JPMORGAN TREASURY SERVICES, STANDBY LETTER OF CREDIT DEPT. 4TH FL. 10420 HIGHLAND MANOR DRIVE, TAMPA, FLORIDA 33610. CUSTOMER INQUIRY NUMBER IS 1-800-634-1969 CHOOSE OPTION 1. E-MAIL ADDRESS IS:

GTS.CLIENT.SERVICES@JPMCHASE.COM. PLEASE HAVE OUR REFERENCE NUMBER AVAILABLE WHEN YOU CONTACT US.

WE HEREBY AGREE WITH YOU THAT DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT WILL BE DULY HONORED.

THE NUMBER AND THE DATE OF OUR CREDIT AND THE NAME OF OUR BANK MUST BE QUOTED ON ALL DRAFTS REQUIRED.

EXCEPT AS OTHERWISE SPECIFIED HEREIN, THE LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (1998), INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.

JPMorgan Chase Bank, N.A.

c/o JPMorgan Treasury Services

Global Trade Services

10420 Highland Manor Drive

Tampa, FL 33610

NOV 7, 2008

OUR L/C NO.: TPTS-688891

THIS LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

/s/ Henry Avelino
AUTHORIZED SIGNATURE
HENRY AVELINO
ASSISTANT VICE PRESIDENT